EXHIBIT 1.1


                                Duquesne Capital L.P.
                            ___% Cumulative Monthly Income
                           Preferred Securities, Series __
                 (liquidation preference $25 per Preferred Security)
                                    guaranteed by
                                Duquesne Light Company


                                Underwriting Agreement



                                                   _____________, 1994



               Goldman, Sachs & Co.
               [INSERT NAMES OF CO-MANAGERS]
                 [As Representatives of the Several Underwriters]
                   c/o Goldman, Sachs & Co.
                       85 Broad Street
                       New York, New York 10004

               Dear Sirs:

                         Duquesne Capital L.P., a limited partnership
               formed under the laws of the State of Delaware (the "Partnership"), and Duquesne Light Company, a
               Pennsylvania corporation, as guarantor (the "Guarantor") and providor of certain Guarantor Securities (as defined below), propose, subject to the terms and conditions stated herein, that the Partnership issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ______________ limited partner interests of the Partnership of a series designated the ____% Cumulative Monthly Income Preferred Securities,
               Series ___ (liquidation preference $25 per Preferred Security) (the "Preferred Securities"), guaranteed pursuant to the Payment and Guarantee Agreement of the Guarantor (the "Guarantee"), as to the payment of dividends, as, if, and when declared and as to payments on liquidation or redemption and entitled to the benefits of the Guarantor Securities described in the Final Supplemented Prospectus (as defined in Section 1(a) hereof) provided by the Guarantor. The proceeds from the sale of the Preferred Securities will be loaned to the Guarantor in return for subordinated debentures (the "Debentures") of the Guarantor to be issued under the Indenture (the "Indenture"), to be dated as of ____________ ___, 1994, between the Guarantor and The First National Bank of Chicago, as trustee (the "Trustee"). The Debentures and the Guarantee are hereinafter referred to collectively as the "Guarantor Securities," and the Preferred Securities and the Guarantor Securities are hereinafter referred to collectively as the "Securities."

                         1.   Each of the Partnership and the
               Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                         (a)  A registration statement on Form S-3
               (File No. 33-__________) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, and to you for each of the other Underwriters (except that copies of the registration statement and any post-effective amendment delivered to you for each of the other Underwriters need not include exhibits but shall include all documents incorporated by reference therein), have been declared effective by the Commission in such form; no other document included or incorporated by reference in the registration statement has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents then incorporated by reference therein, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as supplemented on ____________, 1994, in the form in which it was filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Preliminary Supplemented

               Prospectus"; and the Prospectus as amended or supplemented in final form in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented
               Prospectus");

                         (b)  The documents filed under the Act and
               incorporated by reference in the Registration Statement or Prospectus, if any, when they became effective, conformed in all material respects to the requirements of the Act and the rules, instructions and regulations of the Commission thereunder, and as of such time none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and any further documents so filed under the Act and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective will conform in all material respects to the requirements of the Act and the rules, instructions and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the documents filed under the Exchange Act and incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules, instructions and regulations of the Commission thereunder, and as of such time none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed under the Exchange Act and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules, instructions and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                         (c)  No order preventing or suspending the
               use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership or the Guarantor by an Underwriter through you expressly for use therein;

                         (d)  The Registration Statement, the
               Prospectus and, to the extent not used to confirm sales of the Securities, the Preliminary Supplemented Prospectus conform, and the Final Supplemented Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto, (ii) as of the filing date of the Preliminary Supplemented Prospectus, and (iii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Guarantor nor the Partnership makes any representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee (the "Form T-1"), or (B) the information contained in or omitted from the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Guarantor or the Partnership by an Underwriter through you specifically for use in the Registration Statement or the Final Supplemented Prospectus;

                         (e)  The Partnership has no subsidiaries;

                         (f)  The Securities Certificate filed by the
               Guarantor with the Pennsylvania Public Utility Commission (the "PUC") for issuance of the Debentures and the Guarantee in connection with the issue and sale of the Preferred Securities (the "Securities Certificate") has been duly registered by order of the PUC and remains in full force and effect without amendment or modification, and is not the subject of any appeal or other proceeding;

                         (g) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is
                                         4
               subject to no material liability
               or disability by reason of the failure to be so qualified in any such jurisdiction;

                         (h) The Guarantor has been duly incorporated and is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Preliminary Supplemented Prospectus and Final Supplemented Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Guarantor (other than the Partnership) has been duly incorporated and is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania;

                         (i)  The Guarantor has no significant
               subsidiaries within the meaning of Regulation S-X; all of the shares of common stock of the Guarantor are owned by DQE, Inc., a Pennsylvania corporation (the "Parent");

                         (j)  The Preferred Securities have been duly
               and validly authorized and, when issued and delivered against payment therefor as provided herein and in the Partnership Agreement (as defined below), will be validly issued and fully paid and nonassessable limited partner interests in the Partnership and will conform to the description thereof contained in the Final Supplemented Prospectus;

                         (k)  The issuance and delivery of the
               Debentures have been duly authorized and, when the Debentures have been duly executed, authenticated, issued and delivered in accordance with this Agreement, the Partnership Agreement and the Indenture in consideration for the loan of the proceeds of the issuance of the Preferred Securities, the Debentures will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized and, at the Time of Delivery (as defined below), the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures and the Indenture conform to the descriptions thereof in the Final Supplemented Prospectus; and the Indenture will be substantially in the form filed as an exhibit to the Registration Statement;

                         (l)  The Amended and Restated Agreement of
               Limited Partnership of the Partnership dated the date hereof (the "Partnership Agreement") has been duly authorized by the Guarantor and constitutes a legal, valid and binding agreement of the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                         (m)  The Guarantee has been duly authorized
               by the Guarantor and, when executed and delivered by the Guarantor, will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantee will conform to the description thereof in the Final Supplemented Prospectus;

                         (n)  All of the issued general and limited
               partner interests of the Partnership (other than the Preferred Securities) are owned by the Guarantor and the Initial Limited Partner (as defined in the Partnership Agreement) and have been duly and validly authorized and validly issued, and the interest of the Guarantor is free and clear of all liens, encumbrances, equities or claims; and the Partnership is not a party to or otherwise bound by any agreement other than this Agreement, the Partnership Agreement and the agreements contemplated by the Final Supplemented Prospectus;

                         (o)  The Partnership is not in violation of
               its Certificate of Limited Partnership or the Partnership Agreement, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Partnership, and neither the execution or delivery of this Agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof, nor compliance with the terms and provisions hereof will conflict with, or result in a breach or violation of, or constitute a default under
               (i) its Certificate of Limited Partnership or the Partnership Agreement, or any contract, agreement or other instrument to which the Partnership is a party or by which it may be bound or (ii) any statute, order, rule or regulation applicable to the Partnership of any court or any federal or state governmental agency or body having jurisdiction over the Partnership or over any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale or delivery of the Securities or the consummation by the Partnership of the transactions contemplated by this Agreement, except as set
                                          6
               forth in Section 1(e) above and except for the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters;

                         (p) The Guarantor is not in violation of its Restated Articles, as amended (the "Restated Articles"), or its By-Laws, as amended (the "By-Laws"), or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Guarantor, and neither the execution or delivery of this Agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof, nor compliance with the terms and provisions hereof will conflict with, or result in a breach or violation of, or constitute a default under (i) the Restated Articles, the By-Laws, or any contract, agreement or other instrument to which the Guarantor is a party or by which it may be bound or (ii) any statute, order, rule or regulation applicable to the Guarantor of any court or any federal or state governmental agency or body having jurisdiction over the Guarantor or over its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale or delivery of the Securities or the consummation by the Guarantor of the transactions contemplated by this Agreement, except as set forth in Section 1(e) above and except for the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters;

                         (q)  Other than as set forth in the Final
               Supplemented Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated position, stockholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole; and, to the best of the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                         (r) There are no contracts or documents that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed;

                         (s)  Neither the Partnership nor the
               Guarantor is an investment company that is or is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither the Partnership nor the Guarantor nor any of the Guarantor's subsidiaries is directly or indirectly controlled by or acting on behalf of any person that is such a company; and

                         (t)  Neither the Partnership nor the
               Guarantor is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended ("PUHCA"); the Parent is a "holding company" as defined in PUHCA by reason of its ownership of all the outstanding shares of common stock of the Guarantor, but the Parent and Guarantor are each exempt from PUHCA, except for the provisions of Section 9(a)(2) thereof, by virtue of Section 3(a)(1) thereof and Rule 2 thereunder.

                         2.   Subject to the terms and conditions
               herein set forth, the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at a purchase price per Preferred Security of $____________, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. The Guarantor agrees to issue the Guarantor Securities concurrently with the issue and sale of the Preferred Securities as contemplated herein.

                         The Guarantor hereby guarantees the timely
               performance by the Partnership of its obligations under this Section 2, Section 6 and Section 11. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be loaned by the Partnership to the Guarantor in return for the Debentures of the Guarantor, the Guarantor hereby agrees to pay at the Time of Delivery (as defined in Section 4 hereof) to Goldman, Sachs & Co. for the accounts of the several Underwriters, an amount equal to $____________ per Preferred Security for the Preferred Securities to be delivered by the Partnership hereunder at the Time of Delivery; provided, however, that such compensation will be an amount equal to $____________ per Preferred Security for Preferred Securities sold to certain institutions and to be delivered by the Partnership hereunder at the Time of Delivery. The Underwriters shall inform the Guarantor in writing, not later than the business day prior to the Time of Delivery, of the number of Preferred Securities sold to such institutions.

                         3.   Upon the authorization by you of the
               release of the Preferred Securities, the several
               Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Final Supplemented Prospectus.

                         4.   A certificate or certificates in
               definitive form for the Preferred Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Partnership, shall be delivered by or on behalf of the Partnership to you for the account of each such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks or wire transfer in New York Clearing House (next day) funds. The time, date and location of such delivery and payment shall be 9:30 a.m. New York time, on ____________, 1994, or at such other time and date as you and the Partnership or the Guarantor may agree upon in writing at the offices of Reid & Priest, 40 West 57th Street, New York, New York 10019. Such time and date for delivery of the Preferred Securities is herein called the "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10004.

                         At the Time of Delivery, the Guarantor will
               pay, or cause to be paid, the compensation payable to the Underwriters under Section 2 hereof by certified or official bank check or checks or wire transfer in New York Clearing House (next day) funds.

                         5.   Each of the Partnership and the
               Guarantor jointly and severally agrees with each of the
               Underwriters:

                         (a)  (i) To prepare the Final Supplemented
               Prospectus in a form approved by you and to file such Final Supplemented Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, at such earlier time as may be required by Rule 424(b) under the Act; (ii) to make no further amendment or any supplement to the Registration Statement or Final Supplemented Prospectus prior to the Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; (iii) to advise you promptly of any such amendment or supplement after the Time of Delivery and furnish you with copies thereof; (iv) in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in each case for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                         (b)  Promptly, from time to time, to take
               such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Partnership nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to comply with any other requirement of such laws reasonably deemed by the Guarantor to be unduly burdensome;

                         (c)  To furnish the Underwriters with copies
               of the Final Supplemented Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the date of this Agreement in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Final Supplemented Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Final Supplemented Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Final Supplemented Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the Act or the Exchange Act and the rules and regulations of the Commission thereunder, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and any dealer in securities as many copies as you may from time to time reasonably request of an amended Final Supplemented Prospectus or a supplement to the Final Supplemented Prospectus which will correct such statement or omission or effect such compliance;

                         (d)  In the case of the Guarantor, to make
               generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

                         (e)  During the period beginning from the
               date hereof and continuing to and including the earlier of (i) the termination of trading restrictions for the Securities, as notified to the Partnership and the Guarantor by you, and (ii) the date which is 30 days after Time of Delivery, each of the Partnership and the Guarantor agrees not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any limited partnership interests of the Partnership, or any preferred stock of the Guarantor or any other securities of the Partnership or the Guarantor which are substantially similar to the Preferred Securities, or any securities convertible into or exchangeable for Preferred Securities, limited partnership interests, preferred stock or such substantially similar securities of either the Partnership or the Guarantor, without your prior written consent; and

                         (f) To use its best efforts to list, subject to notice of issuance, the Preferred Securities on the New York Stock Exchange.

                         6.   The Partnership and the Guarantor, in
               consideration of the loan by the Partnership of the proceeds of the sale of the Preferred Securities to the Guarantor, jointly and severally covenant and agree with the several Underwriters that the Partnership and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Preliminary Supplemented
               Prospectus, the Final Supplemented Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement Among Underwriters, this Agreement, the Indenture, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum up to an amount not to exceed $____________; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of listing the Preferred Securities on the New York Stock Exchange; (vi) the cost of preparing certificates for the Preferred Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Debentures; (viii) the cost and charges of any transfer agent or registrar; and
               (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.
               It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

                         7.   (A) The obligations of the Underwriters
               hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Partnership and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Partnership and the Guarantor shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                         (a)  The Final Supplemented Prospectus shall
               have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or contemplated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                         (b)  Mudge Rose Guthrie Alexander & Ferdon,
               counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to: the incorporation of the Guarantor and the formation of the Partnership; insofar as the Federal laws of the United States and the laws of the States of New York and Delaware are concerned, the validity of the Guarantor Securities; this Agreement; the Preferred Securities; the Indenture; the Registration Statement; the Final Supplemented Prospectus; and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, that in rendering such opinion, Mudge Rose Guthrie Alexander & Ferdon may rely upon the opinion of Richard S. Christner, Associate General Counsel of the Guarantor, delivered pursuant to subsection (c) hereof as to all matters of Pennsylvania law and upon the opinion of Richards,

               Layton & Finger delivered pursuant to subsection (e) hereof as to matters of Delaware law relating to the Partnership, the Preferred Securities and the Partnership Agreement;

                         (c)  Richard S. Christner, Associate General
               Counsel of the Guarantor, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                              (i)    The Partnership has been duly
                    qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of Pennsylvania and any other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                              (ii)   The Guarantor is a corporation
                    presently subsisting under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Preliminary Supplemented Prospectus and Final Supplemented Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Guarantor (other than the Partnership) is a corporation presently subsisting under the laws of the Commonwealth of Pennsylvania; the Guarantor has no significant subsidiaries within the meaning of Regulation S-X; and all of the shares of common stock of the Guarantor are owned by the Parent;

                              (iii)  All of the issued general partner
                    interests of the Partnership (other than the Preferred Securities) have been duly and validly authorized and validly issued and are owned by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

                              (iv)   To the best knowledge of such
                    counsel there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Partnership, the
                    Guarantor or any of the Guarantor's subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Supplemented Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final
                    Supplemented Prospectus, or to be filed as an exhibit, which is not described in the Final Supplemented

                    Prospectus or filed as required; and
                    the statements included or incorporated in the Final Supplemented Prospectus describing any legal proceedings or material contracts or agreements relating to the Partnership or the Guarantor fairly summarize such matters;

                              (v)    Assuming that the limited
                    partners of the Partnership who hold the Preferred Securities (the "Preferred Security Holders"), as limited partners of the Partnership, do not participate in the control of the business of the Partnership, the Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualification set forth in this paragraph (v), fully paid and nonassessable limited partner interests in the Partnership, as to which the Preferred Security Holders, in their capacities as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement or the subordination provisions of the Guarantor Securities and their share of the Partnership's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

                              (vi)   The issuance and delivery of the
                    Debentures have been duly authorized and the Debentures have been duly executed, authenticated, issued and delivered in accordance with the Indenture and the Debentures constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Debentures and the Indenture conform as to legal matters to the description thereof in the Final Supplemented Prospectus;

                              (vii)  The issuance of the Guarantee has
                    been duly authorized and the Guarantee has been duly executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantee conforms as to legal matters to the description thereof in the Final Supplemented Prospectus;

                              (viii) The Partnership Agreement has
                    been duly authorized and constitutes a legal, valid and binding agreement of the Guarantor, and is enforceable against the Guarantor in accordance with its terms, subject as to enforcement, (A) to the effect upon the Partnership Agreement of (1) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and (2) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (B) to the fact that no opinion is expressed on the effect upon the Partnership Agreement of applicable law relating to fiduciary duties;

                              (ix)   This Agreement has been duly
                    authorized, executed and delivered by each of the Partnership and the Guarantor;

                              (x)    The Securities Certificate has
                    been duly registered by order of the PUC and remains in full force and effect without amendment or modification, and is not the subject of any appeal or other proceeding;

                              (xi)   The issuance and sale by the
                    Partnership of the Preferred Securities, the issuance and delivery of the Debentures by the Guarantor, the compliance by the Partnership and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantee and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Partnership or the Guarantor or any of the Guarantor's subsidiaries is a party or by which the Partnership or the Guarantor or any of the Guarantor's subsidiaries is bound or to which any of the property of the Partnership or the Guarantor or any of the Guarantor's subsidiaries is subject, the Certificate of Limited Partnership and the Partnership Agreement, the Restated Articles or By-laws of the Guarantor, or any statute, order, rule or regulation known to such counsel of any court or any federal or state governmental body having jurisdiction over the Partnership, the Guarantor or any of the Guarantor's subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required solely as a result of the issuance and delivery of the Securities or the consummation of the transactions contemplated by this Agreement, except for (i) the registration of the Securities Certificate, (ii) the registration under the Act of the Securities, (iii) the qualification of the Indenture under the Trust Indenture Act and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters;

                              (xii)  Neither the Partnership nor the
                    Guarantor is a "holding company" within the meaning of PUHCA; the Parent is a "holding company" as defined in PUHCA by reason of its ownership of all the outstanding shares of common stock of the Guarantor, but the Parent and the Guarantor are each exempt from PUHCA, except for the provisions of Section 9(a)(2) thereof, by virtue of Section 3(a)(1) thereof and Rule 2 thereunder;

                              (xiii) Neither the Partnership nor the
                    Guarantor is an investment company that is or is required to be registered under the Investment Company Act; and neither the Partnership nor the Guarantor nor any of the Guarantor's subsidiaries is directly or indirectly controlled by or acting on behalf of any person that is such a company;

                              (xiv)  Each part of the Registration
                    Statement when such part became effective and the Final Supplemented Prospectus as of its date and any amendment or supplement thereto made by the Guarantor and the Partnership prior to the Time of Delivery as of the date of such amendment or supplement complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Guarantor and the Partnership prior to the Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Supplemented Prospectus and any further amendment or supplement thereto made by the Guarantor and the Partnership prior to the Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or that, as of the Time of Delivery, either the Registration Statement or the Final Supplemented Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor and the Partnership prior to the Time of Delivery contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that such counsel need not express any belief (A) as to the financial statements or other financial or statistical data contained in or incorporated by reference in the Registration Statement and the Final Supplemented Prospectus, (B) as to any information contained therein that was furnished to the Partnership or the Guarantor in writing by any Underwriter through you expressly for use therein or (C) as to any statements contained in the Form T-1 filed as an exhibit to the Registration Statement;

                              (xv)   The documents incorporated by
                    reference in the Final Supplemented Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules or other financial or statistical data therein, as to which such counsel need express no opinion), when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules, instructions and regulations of the Commission thereunder.

                    The foregoing opinions may be limited to the laws
               of New York, Delaware and Pennsylvania and federal securities laws. In rendering his opinion, such counsel may rely, as to matters of Delaware law relating to the Partnership, the Preferred Securities and the Partnership Agreement, upon the opinion of Richards, Layton & Finger and, as to matters of New York law, upon the opinion of Reid & Priest, delivered pursuant to subsections (d) and (e) hereof;

                         (d)  Reid & Priest, special counsel for the
               Guarantor, shall have furnished to you their opinion dated the Time of Delivery, to the same effect as set forth in clause (i), (ii) (as to the subsistence of the Guarantor as a corporation only), (iii) (except as to liens, encumbrances, equities or claims), (v) through
               (ix), (xi) (as to the Certificate of Limited
               Partnership, the Partnership Agreement, the Restated Articles and By-laws only), (xii) through (xiii), and
               (xiv) (as to the first clause thereof and as to information in the Final Supplemented Prospectus under the caption "United States Income Taxation" only) of subsection (c) above and (i) and (ii) of subsection (e) below. In addition, Reid & Priest shall include advice that it confirms its opinion as set forth under "United States Income Taxation" in the Final Supplemented Prospectus. The foregoing opinion may be limited to the laws of New York, Delaware and Pennsylvania and federal securities laws. In rendering such opinion, such counsel may rely, as to matters of law of the Commonwealth of Pennsylvania, upon the opinion of Richard S. Christner, Esq., delivered pursuant to subsection (c) hereof, and, as to matters of Delaware law relating to the Partnership, the Preferred Securities and the Partnership

               Agreement, upon the opinion of Richards, Layton & Finger, delivered pursuant to subsection (e) hereof;

                         (e)  Richards, Layton & Finger, special
               Delaware counsel to the Partnership, shall have furnished to you their opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                              (i)    The Partnership has been duly
                    formed and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware;

                              (ii)   Under the Partnership Agreement
                    and the Delaware Revised Uniform Limited
                    Partnership Act, 6 Del. Code Section 17-101 et seq. (the "Delaware Act"), the Partnership has all necessary partnership power and authority to own its properties and conduct its business, all as described in the Final Supplemented Prospectus;

                              (iii)  The general and limited partner
                    interests of the Partnership issued to the Guarantor and the Initial Limited Partner have been duly and validly authorized and are validly issued;

                              (iv)   Assuming that the Preferred
                    Security Holders, as limited partners of the Partnership, do not participate in the control of the business of the Partnership, the Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualification set forth in this paragraph (iv), fully paid and nonassessable limited partner interests in the Partnership, as to which the Preferred Security Holders, in their capacities as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

                              (v)    There are no provisions in the
                    Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of the Partnership, take no action other than actions permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of the Partnership, to be deemed to be participating in the control of the business of the Partnership;

                              (vi)   The Partnership Agreement
                    constitutes a legal, valid and binding agreement of the Guarantor, and is enforceable against the Guarantor, in accordance with its terms, subject, as to enforcement, (A) to the effect upon the Partnership Agreement of (1) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and (2) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (B) to the fact that no opinion is expressed on the effect upon the Partnership Agreement of applicable law relating to fiduciary duties.

                              (vii)  Under the Partnership Agreement
                    and the Delaware Act, the Partnership has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, this Agreement;

                              (viii) Under the Partnership Agreement
                    and the Delaware Act, the execution and delivery by the Partnership of this Agreement, and the performance by the Partnership of its obligations hereunder, have been duly authorized by all necessary partnership action on the part of the Partnership;

                              (ix)   The issuance and sale by the
                    Partnership of the Preferred Securities pursuant to this Agreement and the execution, delivery and performance by the Partnership of this Agreement will not violate (a) any Delaware statute, rule or regulation, or (b) the Certificate of Limited Partnership of the Partnership or the Partnership Agreement;

                              (x)    No consent, approval,
                    authorization, order, registration or
                    qualification of or with any Delaware court or Delaware governmental agency or body is required solely as a result of the issuance and sale by the Partnership of the Preferred Securities pursuant to this Agreement, the execution, delivery and performance by the Partnership of this Agreement or the consummation of the transactions contemplated in this Agreement; and

                              (xi)   Such counsel has reviewed the
                    statements in the Final Supplemented Prospectus under the caption "Duquesne Capital L.P." and, insofar as it contains statements of Delaware law, such statements are fairly presented; and

                              (xii)  Assuming that the Partnership is
                    treated as a partnership for Federal income tax purposes, and assuming that the Partnership derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, the Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware), will have no liability for Delaware income taxes solely as a result of their participation in the Partnership, and the Partnership will not be liable for any Delaware income tax.

                         (f) On the date of this Agreement and at the Time of Delivery, Deloitte & Touche shall have furnished to you a letter, dated the date of delivery thereof, to the effect set forth in Annex I hereto, and with respect to such letter dated the Time of Delivery, as to such other matters as you may reasonably request and in form and substance satisfactory to you;

                         (g)  (i) Neither the Partnership, the
               Guarantor nor any of the Guarantor's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Supplemented Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Supplemented Prospectus and (ii) since the respective dates as of which information is given in the Final Supplemented Prospectus there shall not have been any change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries (other than a change not in excess of $20 million) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Final Supplemented Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment (after consultation with the Guarantor) so material and adverse as to make it impracticable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Final Supplemented Prospectus;

                         (h)  On or after the date hereof (i) no
               downgrading shall have occurred in the rating accorded the Preferred Securities or any of the Guarantor's debt securities or preferred stock (including the Guarantee or any other Guarantor Securities in respect of the Preferred Securities) by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has placed the Preferred Securities or any debt securities or preferred stock of the Guarantor on what is commonly termed a "watch list" for possible downgrading (other than in the case of (i) and (ii) above any debt securities of the Guarantor which may have been so placed on a "watch list" or downgraded as a result of the provider of any credit enhancement relating to such debt securities being so placed on a "watch list" or downgraded);

                         (i)  On or after the date hereof there shall
               not have occurred any of the following: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in your judgment, impractical to market the Securities or to enforce contracts for the sale of the Securities, or (ii) trading in any securities of the Guarantor shall have been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by said exchange or by order of the Commission or any other governmental authority, or (iii) a banking moratorium shall have been declared by either Federal or New York authorities;

                         (j) The Preferred Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

                         (k)  The Guarantor shall have furnished or
               caused to be furnished to you at the Time of Delivery, a certificate or certificates of the general partner of the Partnership and a certificate or certificates of officers of the Guarantor, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Partnership and the Guarantor herein at and as of the Time of Delivery, as to the performance by each of the Partnership and the Guarantor of all of their obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request; and

                         (l) A Special Event (as defined in the Final Supplemented Prospectus) shall not have occurred and be continuing.

                    (B) The obligations of the Partnership and the Guarantor hereunder shall be subject to the condition that at the Time of Delivery a Special Event shall not have occurred and be continuing.

                         8.   (a) The Partnership and the Guarantor
               will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Partnership nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership or the Guarantor through you expressly for use therein; and provided, further, that neither the Partnership nor the Guarantor shall be liable to any Underwriter under this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold the Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Partnership has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

                         (b) Each Underwriter will indemnify and hold harmless the Partnership and the Guarantor against any losses, claims, damages or liabilities to which the Partnership or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership or the Guarantor by such Underwriter through you expressly for use therein; and will reimburse the Partnership and the Guarantor for any legal or other expenses reasonably incurred by the Partnership or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that failure so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have on account of the foregoing indemnities or otherwise, except to the extent the indemnifying party shall have been prejudiced by such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel retained in the indemnified parties' reasonable judgment), representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) and (iii).

                         (d)  If the indemnification provided for in
               this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.
               The relative benefits received by the Partnership and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering
               (before deducting expenses) received by the Partnership and the Guarantor and the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
               (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

                         (e)  The obligations of the Partnership and
               the Guarantor under this Section 8 shall be in addition to any liability which the Partnership and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership and the Guarantor and to each person, if any, who controls the Partnership or the Guarantor within the meaning of the Act or the Exchange Act.

                         9.   (a) If any Underwriter shall default in
               its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Preferred Securities on the terms contained herein, provided that any such other party shall be reasonably acceptable to the Guarantor. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Preferred Securities, then the Partnership and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed periods, you notify the Partnership and the Guarantor that you have so arranged for the purchase of such Preferred Securities, or the Partnership or the Guarantor notifies you that it has so arranged for the purchase of the Preferred Securities, you or the Partnership and the Guarantor shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration
               Statement or the Final Supplemented Prospectus, or in any other documents or arrangements, and the Partnership and the Guarantor agree to file promptly any amendments or supplements to the Registration
               Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Securities.

                         (b)  If, after giving effect to any
               arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you or the Partnership and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased does not exceed fifteen percent (15%) of the aggregate number of all the Preferred Securities, then the Partnership and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                         (c)  If, after giving effect to any
               arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you, the Partnership and the Guarantor as provided in subsection (a) above, the aggregate principal amount of the Preferred Securities which remains unpurchased exceeds fifteen percent (15%) of the aggregate number of the Preferred Securities, or if the Partnership and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Partnership or the Guarantor, except for the expenses to be borne by the Partnership, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                         10.  The respective indemnities, agreements,
               representations, warranties and other statements of the Partnership, the Guarantor or their officers, and of the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Partnership, the Guarantor or any officer or director or controlling person of the Partnership or the Guarantor, and shall survive delivery of and payment for the Preferred Securities.

                         11.  If this Agreement shall be terminated
               pursuant to Section 9 hereof, neither the Partnership nor the Guarantor shall then be under any liability to any Underwriter except as provided in Section 6 and
               Section 8 hereof; but, if for any other reason, the Preferred Securities are not delivered by or on behalf of the Partnership or the related Guarantor Securities issuable by the Guarantor are not concurrently issued by the Guarantor as provided herein, the Partnership and the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities (or Guarantor Securities not so issued), but the Partnership and the Guarantor shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

                         12. In all dealings hereunder, you shall act on behalf of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

                         All statements, requests, notices, and
               agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co.; and if to the Partnership or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration Statement, Attention: Treasurer; provided, however, that any notice to any Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Partnership or the Guarantor upon your request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                         13.  This Agreement shall be binding upon,
               and inure solely to the benefit of, the parties hereto and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Partnership and the Guarantor and each person who controls the Partnership and the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                         14.  Time shall be of the essence of this
               Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                         15.  This Agreement shall be governed by and
               construed in accordance with the laws of the State of New York.

                         16.  This Agreement may be executed by any
               one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                         If the foregoing is in accordance with your
               understanding, please sign and return to us __ counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, on the one hand, and the Partnership and the Guarantor, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Partnership and the Guarantor for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                             Very truly yours,


                                             DUQUESNE CAPITAL L.P.



                                             By:________________________
                                             DUQUESNE LIGHT COMPANY,
                                                  as General Partner



                                             DUQUESNE LIGHT COMPANY



                                             By:________________________
                                                Name:
                                                Title:


               Accepted as of the date hereof:


               [                           ]


               By:____________________________
                    Goldman, Sachs & Co.

               On behalf of each of the several Underwriters

                                                            SCHEDULE I

                                                     Total Number of
                                                  Preferred Securities
               Underwriter                           to be Purchased
               _______________________________________________________

               Goldman, Sachs & Co.                   $










                                                     _______________
               Total . . . . . . . . . . . . . . . . $______________

                                                               ANNEX I


                         Pursuant to Section 7(f) of the Underwriting
               Agreement, Deloitte & Touche shall furnish letters to the Underwriters to the effect that:

                              (i)    They are independent certified
                    public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the published rules and regulations of the Commission thereunder.

                              (ii)   In their opinion, the
                    consolidated financial statements and any schedules audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder. They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited financial statements included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus.

                              (iii)  On the basis of procedures
                    referred to in such letter, including a reading of the minutes and the latest available interim financial statements of the Guarantor and inquiries of officials of the Guarantor responsible for financial and accounting matters, nothing caused them to believe that:

                                   (A)   Any material modifications
                         should be made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                                   (B)   the unaudited financial
                         statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

                                   (C)   the unaudited pro forma
                         condensed consolidated financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission

                                                               ANNEX I
                                                                Page 2


                         thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                   (D)   at the date of the latest
                         available internal balance sheet of the
                         Guarantor and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock, or any increase in long-term debt of the Guarantor and its subsidiaries consolidated or any decrease in consolidated net current assets or net assets as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all cases for changes, increases or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; or

                                   (E)   for the period from the date
                         of the latest income statement included or incorporated by reference in the Prospectus to the date of the latest available internal income statement of the Guarantor, there was any decrease, as compared with the corresponding period of the previous year in consolidated revenues or in the total income before extraordinary items or of net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

                              (iv)   In addition to their audit
                    referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain specified dollar amounts, percentages and other financial information specified by the Underwriters (A) which appear or are incorporated by reference in the Guarantor's Annual Report on Form 10-K incorporated by reference in the Registration Statement and the Prospectus in Item 1 "General", "Financial Condition", "Transmission Access", "Construction", "Rate Matters", "Electric Operations", "Fossil Fuel", "Nuclear Fuel", "Nuclear Decommissioning", and in Item 5 under the caption "Market For Registrant's Common Equity and Related Shareholder Matters", and in Item 6 under the caption "Selected Financial Data", and in Item 7 under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations", and (B) which appear in Part I of any of the Guarantor's Quarterly Reports on Form 10-Q

                                                                 ANNEX I
                                                                  Page 3

                    incorporated by reference in the Registration Statement and the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Ratio of Earnings to Fixed Charges", and "Operating Statistics (Unaudited)" (in each case to the extent that such dollar amounts, percentages and other financial information are derived, directly or by analysis or computation, from the general accounting records of the Guarantor and its subsidiaries) and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Guarantor and its subsidiaries.

                         For purposes of this letter, all references
               in this Annex I to the Prospectus shall be deemed to the Final Supplemented Prospectus in the form in which it is proposed to be filed but otherwise as defined in the Underwriting Agreement (including all documents incorporated by reference therein) as of the date of the letter delivered on the date of the Underwriting Agreement and to the Final Supplemented Prospectus as defined in the Underwriting Agreement (including all documents incorporated by reference therein), or, if the Prospectus has at such time been further amended or supplemented, to the Prospectus as so further amended or supplemented, as of the date of the letter delivered at the Time of Delivery.